UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2010

EMERGING VISION, INC.
(Exact name of Registrant as specified in its charter)

New York	001-14128	11-3096941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 8th Avenue
       New York, New York 10018
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:        (646) 737-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On April 14, 2010, Emerging Vision, Inc. (the “Company”) entered into a Non-Revolving Line of Credit Note and Credit Agreement (the “Restated Credit Agreement”) with Manufacturers and Traders Trust Company (“M&T”), effective as of March 31, 2010, to extend, reduce, modify, convert to non-revolving and restate a Revolving Line of Credit Note and Credit Agreement, entered into by the Company and M&T on August 8, 2007 ( the “Original Credit Agreement”), that established a revolving credit facility for aggregate borrowings of up to $6,000,000 and that was subsequently amended on November 14, 2008, April 1, 2009 and November 11, 2009, which amendments, among other things, reduced the credit facility to $5,750,000.  The Restated Credit Agreement has been extended to April 30, 2011, and further reduces the credit facility, by the $1,000,000 being refinanced and amortized under the Term Note (as defined below), to $4,251,921.13, inclusive of a Letter of Credit sublimit of $745,067.68 and outstanding borrowings of $3,506,854.45, which are repayable, interest only, on a monthly basis, commencing on the first day of each month during the term of the Restated Credit Agreement, calculated at the variable rate of 350 basis points in excess of LIBOR with a minimum rate of 4.5%.  All unpaid principal is due on April 30, 2011.

On April 14, the Company also executed a $1,000,000 Libor Term Note (the “Term Note”) in favor of M&T, effective as of March 31, 2010, which provides for twelve equal, monthly principal payments of $83,333 plus interest due on the last day of each month during the term of the Term Note, which matures on April 30, 2011.  The interest is calculated at the variable rate of 350 basis points in excess of LIBOR (unless converted by M&T to a base rate) with a minimum rate of 4.5%.

In connection with the Restated Credit Agreement, M&T waived non-compliance with the Company’s financial covenants contained in the Original Credit Agreement, as amended, with respect to affirmative covenants for the fourth quarter of 2009, and replaced them with the new financial covenants set forth in the Restated Credit Agreement, including minimum net worth to be tested quarterly, commencing March 31, 2010, and annually at December 31, 2010, minimum EBITDA to be tested quarterly, commencing June 30, 2010, and annually at December 31, 2010 and no net losses to be tested quarterly, commencing March 31, 2010.

In order to secure repayment of the Company’s aggregate borrowings made under the Restated Credit Agreement and the Term Note, (1) the Company and certain of its subsidiaries, Combine Buying Group, Inc. (“Combine”), OG Acquisition, Inc. (“OG Acquisition”) and 1725758 Ontario Inc. d/b/a The Optical Group (“Ontario”), (a) reaffirmed their respective Security Agreements with M&T in connection with the Original Credit Agreement, pursuant to which the Company, Combine, OG Acquisition and Ontario granted M&T a security interest in substantially all of their respective assets and (b) reaffirmed their respective Guarantees in connection with the Original Credit Agreement, pursuant to which Combine, OG Acquisition and Ontario guaranteed the performance of the Company’s obligations to M&T; (2) the Company and OG Acquisition reaffirmed their respective Assignment Agreements in connection with the Original Credit Agreement, pursuant to which the Company and OG Acquisition (a) assigned to M&T all of their right, title and interest to their respective franchisee documents and proceeds due under such documents, (b) assigned to M&T all of their respective rents and subleases, (c) granted to M&T a security interest in all of their respective trademarks and (d) granted M&T a security interest in substantially all of their respective assets; (3) VisionCare of California d/b/a Sterling VisionCare (“VisionCare”) executed a Continuing Guaranty, pursuant to which VisionCare guaranteed the performance of the Company’s obligations to M&T with respect to the Restated Credit Agreement; (4) all of the Company’s subsidiaries, except for Combine, OG Acquisition, Ontario and VisionCare, executed a Continuing Guaranty, pursuant to which each such subsidiary guaranteed the performance of the Company’s obligations to M&T with respect to the Restated Credit Agreement; (5) VisionCare executed a General Security Agreement, pursuant to which VisionCare granted M&T a security interest in substantially all of its assets; (6) the Company, Ontario and M&T executed a United States Trademark Collateral Assignment and Security Agreement, pursuant to which the Company and Ontario granted M&T a security interest in all of their respective trademarks; and (7) the Company and M&T entered into (a) an Absolute Assignment of Franchisee Notes and Proceeds Due, pursuant to which the Company assigned to M&T all of its right, title and interest to the franchisee documents and proceeds due under such documents, and (b) an Assignment of Rents and Subleases, pursuant to which the Company assigned to M&T all of its rents and subleases.

The foregoing descriptions do not purport to be complete, and are qualified in their entirety by reference to the full text of the documents filed as Exhibits 10.1 through 10.12 to this Current Report on Form 8-K, which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to Item 1.01 hereof, which is hereby incorporated herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Non-Revolving Line of Credit Note and Credit Agreement, effective as of March 31, 2010, executed by Emerging Vision, Inc. and Manufacturers and Traders Trust Company

10.2	Libor Term Note executed by Emerging Vision, Inc. in favor of Manufacturers and Traders Trust Company, effective as of March 31,2010, in the original principal amount of $1,000,000

10.3	Limited Waiver and Amendment to Revolving Line of Credit, effective as of March 31, 2010, executed by Emerging Vision, Inc. and Manufacturers and Traders Trust Company

10.4
Letter of Reaffirmation of General Security Agreement, effective as of March 31, 2010, executed by Emerging Vision, Inc., Combine Buying Group, Inc., OG Acquisition, Inc. and 1725758 Ontario Inc. d/b/a The Optical Group

10.5
Letter of Reaffirmation of Guaranty, effective as of March 31, 2010, executed by Emerging Vision, Inc., Combine Buying Group, Inc., OG Acquisition, Inc. and 1725758 Ontario Inc. d/b/a The Optical Group

10.6
Letter of Reaffirmation of Absolute Assignment of Franchisee Notes and Proceeds Due, Assignment of Rents and Subleases, Pledge Agreement, and United States Trademark Collateral Assignment and Security Agreement, effective as of March 31, 2010, executed by Emerging Vision, Inc. and OG Acquisition, Inc.

10.7	Continuing Guaranty, effective as of March 31, 2010, executed by VisionCare of California d/b/a Sterling VisionCare

10.8
Continuing Guaranty, effective as of  March 31, 2010, executed by all subsidiaries of Emerging Vision, Inc., except Combine Buying Group, Inc., OG Acquisition, Inc., 1725758 Ontario Inc. d/b/a The Optical Group and VisionCare of California d/b/a Sterling VisionCare

10.9	General Security Agreement, effective as of March 31, 2010, executed by VisionCare of California d/b/a Sterling VisionCare in favor of Manufacturers and Traders Trust Company

10.10
United States Trademark Collateral Assignment and Security Agreement, effective as of March 31, 2010, executed by Emerging Vision, Inc., 1725758 Ontario Inc. d/b/a The Optical Group and Manufacturers and Traders Trust Company

10.11	Absolute Assignment of Franchise Notes and Proceeds Due, effective as of March 31, 2010, executed by Emerging Vision, Inc. in favor of Manufacturers and Traders Trust Company

10.12	Assignment of Rents and Subleases, effective as of March 31, 2010, executed by Emerging Vision, Inc. in favor of Manufacturers and Traders Trust Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGING VISION, INC.

Date: April 20, 2010	By:	/s/ Brian P. Alessi
Brian P. Alessi
Chief Financial Officer